3rd Quarter Highlights 2 0 1 9

Forward-Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Why Invest in First Merchants? 3 3

Company Profile (as of September 30, 2019) ($ in Thousands) First Merchants Market Information Common Shares Outstanding 55,345,672 ₎ First Merchants Bank formed in 1893, celebrating its Market Cap $2,083,211 126th anniversary. Dividend Yield 2.55% ₎ First Merchants Corporation, organized in 1982, is Price/Tangible Book Value 1.77x the largest financial services holding company Price/LTM EPS 11.9x headquartered in Central Indiana Price/2019 Est. EPS 11.7x Financial Highlights($ in Thousands) Assets $12,325,061 Leadership Team (Name, title, age) Loans, Net $8,226,599 Michael C. Rechin, President & CEO 61 Deposits $9,765,451 Mark K. Hardwick, EVP, COO & CFO 48 Tangible Common Equity $1,169,136 Michael J. Stewart, EVP & Chief Banking Officer 54 TCE/TA 9.95% John J. Martin, EVP & Chief Credit Officer 53 2019 Net Income – YTD $116,630 Michele M. Kawiecki, SVP, Director of Finance 47 2019 ROAA – YTD 1.46% 2019 ROATCE - YTD 15.59% Michael B. Joyce, SVP, President PWA 45 NPAs/Loans + OREO 0.37% Carrie A. Valek, SVP, Director Consumer Banking 43 4 4

Our Franchise Key Market Profiles Loans Deposits $1,314M Columbus $ 628M 798M Fort Wayne 1,019M 2,646M Indianapolis 1,893M 642M Lafayette 1,218M 989M Lakeshore 1,335M 735M Michigan 1,096M 1,183M Muncie 2,576M $8,307M Total $9,765M (as of September 30, 2019) Mission Statement To be the most responsive, knowledgeable and high-performing bank for our clients, teammates and shareholders. 5 5

Key FMC Deposit Market Share – FDIC Data June 30, 2019

County	Region/Type	Market Position	Market %	$ Deposits
Delaware County, IN	Muncie (Established)	1	55.53%	$ 1,522,233
Monroe, MI	Michigan (Established)	1	48.66%	1,005,960
Madison County, IN	Indianapolis (Growth)	1	26.62%	398,825
Jasper County, IN	Lafayette (Established)	1	34.43%	226,725
White County, IN	Lafayette (Established)	1	36.99%	173,930
Jay County, IN	Muncie (Established)	1	50.15%	126,051
Wells County, IN	Fort Wayne (Growth)	1	21.79%	105,940
Union County, IN	Muncie (Established)	1	41.35%	47,507
Tippecanoe County, IN	Lafayette (Established)	2	20.83%	580,077
Henry County, IN	Muncie (Established)	2	36.92%	237,709
Shelby County, IN	Indianapolis (Growth)	2	16.20%	101,212
Wabash County, IN	Muncie (Established)	2	15.09%	65,689
Clinton County, IN	Lafayette (Established)	2	12.36%	56,763
Hendricks County, IN	Indianapolis (Growth)	3	11.68%	320,734
Adams County, IN	Muncie (Established)	3	15.48%	106,177
Huntington County, IN	Fort Wayne (Growth)	3	15.66%	96,909
Randolph County, IN	Muncie (Established)	3	2.99%	76,092
Hamilton County, IN	Indianapolis (Growth)	4	7.10%	838,042
Allen County, IN	Fort Wayne (Growth)	4	10.18%	635,312
Morgan County, IN	Indianapolis (Growth)	4	12.47%	130,183
Hancock County, IN	Indianapolis (Growth)	4	10.76%	113,431
Marshall County, IN	Fort Wayne (Growth)	4	6.29%	51,819
Carroll County, IN	Lafayette (Established)	4	15.31%	46,381
Miami County, IN	Muncie	4	8.23%	33,489
Fayette County, IN	Muncie	5	9.45%	31,663
Sub Total				$7,128,853
First Merchants Total				$9,611,598

6

First Merchants Strategy “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ” Commercial Banking Consumer Banking Business Banking Mortgage Banking Commercial & Industrial Agriculture Private Wealth Advisory Sponsor Finance Private Banking Public Finance Investment Management Healthcare Services Personal Trust Investment Real Estate Brokerage Treasury Management Retirement Merchant Processing Services “We specialize in our communities” 7

First Merchants Strategy Commercial Bank Located in Prime Growth Commercial Banking Markets Indianapolis, Indiana Monroe, Michigan Columbus, Ohio Fort Wayne, Indiana Lafayette, Indiana Lakeshore - Northwest Indiana Hire the Best Talent Supported with the Finest: Sales Management Process Credit and Treasury Services Revenue-Based Incentive System 8

First Merchants Strategy Consumer Retail Bank Diverse Locations in Stable Rural and Growth Metro Markets Supported by: Talented Customer Service Oriented Banking Center and Call Center Professionals State-of-the-Art Systems Deposit and CRM Systems Online Banking System Mobile Banking System Customer Service and Relationship Growth-Oriented Incentive System 9

First Merchants Strategy Private Wealth Advisors Comprehensive and coordinated approach to personal wealth management Expertise in Investment Management, Private Banking, Fiduciary, Estate and Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer bank to offer personal investment advice through First Merchants Investment Services 10

Line-of-Business Strategies COMMERCIAL CONSUMER BANKING BANKING WEALTH WEALTH ADVISORY ADVISORY 11

Organic Growth Opportunities Exists in All Directions Lakeshore - NW Indiana MSA* Fort Wayne MSA Entered: 2013 Entered: 2017 Total Population: 686,417 Total Population: 413,458 Deposit Market Share: 15.33% Deposit Market Share: 10.20% FOUNDING MARKET Lafayette MSA Muncie MSA Columbus, Ohio MSA Entered: 2002 Established: 1893 Entered: 2003 Total Population: 233,128 Total Population: Total Population: 2,144,928 Deposit Market Share: 19.96% 114,108 Deposit Market Share: .98% Current Market Share: 55.53% Indianapolis MSA Monroe, Michigan MSA Entered: 1998 Entered: 2019 Total Population: 2,078,605 Total Population: 150,699 Deposit Market Share: 4.04% Deposit Market Share: 48.66% *Includes Jasper, Lake, and Porter counties 12

Ranked Best in the Midwest for Business AAA Credit Rating since 20081 Leading the Nation in Manufacturing Job Growth 1st in Midwest and 5th Nationally for Best State for Doing Business2 1st Metro Area for Strong Job Opportunities with Affordable Housing 1st Nationally for Highway Accessibility 1st in the Midwest/8th Nationally for Low Taxes 1st for Quality of Government and Government Administration3 1st for Best Business Regulatory Climate4 Top 5 Nationally for Cost of Doing Business 2nd in the Nation for Small Business Growth 2nd Nationally for Availability of Skilled Labor 2nd Best City in the Nation for Recent Graduates (Indianapolis) 2nd Nationally for Top States for Business - Infrastructure 2nd Largest Global Fed Ex Air Hub 4th Nationally for Women in Tech and 10th in Overall Tech Job Growth 1S&P, Moody’s & Fitch 2Chief Executive Magazine 2017 3US News & World Reports 2017 4Forbes 2017 Unless otherwise noted, source IEDC 13

Muncie Market

- Located 58 miles northeast of Indianapolis in the east central portion of the state
- Described by several national studies as a typical American community, Delaware County offers the advantages of larger cities without the hassles and costs associated with living in major metropolitan areas.
- Easy access to the top 100 markets in the country, Muncie-Delaware County has a diverse economic landscape
- Ranked #27, Forbes Best Small Places for Business and Careers
- Workforce experienced in life science, advanced manufacturing, 21st century logistics and information technology
- Home to Ball State University

Delaware County, IN*

Rank		Branches	Deposits	Mkt. Share
1	***First Merchants Corporation***	***9***	***$1,522,233***	***55.53%***
2	Mutual First Financial	7	653,442	23.84%
3	J.P. Morgan Chase	3	240,499	8.77%
4	Old National Bancorp	4	175,585	6.41%
5	Star Financial Group	3	148,707	5.42%
6	Woodforest Financial Group	1	833	0.03%
	Market Total	***27***	***$ 2,741,299***	

**SNL Financial FDIC Summary of Deposits as of June 30, 2019*

Notable Major Employers

- Meridian Health Services
- Ball State University
- IU Health Ball Memorial Hospital & Physicians
- Progress Rail Services, A Caterpillar Company
- Electro-Motive
- Ontario Systems
- Ball Brothers Foundation
- Magna
- Boyce

Projected HHI & Pop. Change 2020-2025



9.87%
3.27%
U.S.
10.94%
2.02%
Indiana
14.34%
-0.51%
Delaware Co.
HHI
Pop.

First Merchants Corporation

14

Indianapolis Market

- Indianapolis metropolitan area includes four of the five fastest-growing counties in Indiana and 10 of the 11 fastest-growing cities and towns with populations of at least 5,000*
- The population data released by the U.S. Census Bureau show suburban Hamilton County's population grew 20.2% since 2010
- Indiana's population growth outpaced those of neighboring states Illinois, Kentucky, Michigan and Ohio*
- With 867,125 residents, Indianapolis was the nation's 17th largest city*

Indianapolis-Carmel-Anderson, IN MSA**

Rank		Branches	Deposits	Mkt. Share
1	JP Morgan Chase	66	$10,832,171	19.98%
2	PNC Financial Services Group	61	7,585,010	13.99%
3	Fifth Third Bancorp	42	4,610,022	8.50%
4	Huntington Bancshares	40	3,579,245	6.60%
5	Bank of Montreal	36	3,446,760	6.36%
6	First Internet Bancorp	1	3,055,633	5.64%
7	KeyCorp	19	3,007,934	5.55%
8	Bank of America	3	2,528,339	4.66%
9	Merchants Bancorp	3	2,333,994	4.31%
10	***First Merchants Corporation***	***33***	***2,192,200***	***4.04%***
	Market Total	***526***	***$54,224,982***	

**IN.gov*
***SNL Financial FDIC Summary of Deposits as of June 30, 2019*
****Marion County, IN*

Notable Major Employers

SIMON
SUN KING BREWERY
BECK'S
Ricker's
Lilly
CNO FINANCIAL GROUP
Anthem
Roche
RCI

Projected HHI & Pop. Change 2020-2025


9.87%
3.27%
10.94%
2.02%
15.03%
2.90%
U.S.
Indiana
Marion Co.
HHI
Pop.

First Merchants Corporation
15

Lafayette Market ₎ Ranked #1, MSN Money, Fastest Growing Cities in the State of Indiana Notable Major Employers ₎ Ranked #2, Forbes Best Small Places for Business and Careers ₎ Ranked #2 in Indiana for STEM job density, with 13.6% of the workforce, topping the state’s 10.9% & national average of 11.9% (Lafayette up 70.6% since 2001, with 4,850 new jobs)** ₎ Ranked among 24/7 Wall St., American City Adding the Most Jobs ₎ Home to Purdue University Tippecanoe County, IN** Mkt. Rank Branches Deposits Share 1 JPMorgan Chase & Co. 5 $ 873,326 31.35% 2 First Merchants Corporation 8 580,077 20.83% 3 Regions Financial Corp 6 309,630 11.12% 4 Old National Bancorp 4 242,592 8.71% 5 Horizon Bancorp 5 210,728 7.57% Projected HHI & Pop. Change 2020-2025 6 Huntington Bancshares, Inc. 3 161,359 5.79% 7 First Bancshares 5 122,206 4.39% 12.98% 8 Fifth Third Bancorp 2 104,968 3.77% 9.87% 10.94% 9 1st Source Corp 3 94,444 3.39% 4.46% 10 Piper Holdings 3 25,631 .92% 3.27% 2.02% Market Total 51 $ 2,785,456 U.S. Indiana Tippecanoe Co. *Indianapolis Business Journal **SNL Financial FDIC Summary of Deposits as of June 30, 2019 HHI Pop. 16

Lakeshore Market ₎ Indiana’s second-most populous market Notable Major Employers ₎ Benefit from its Chicago proximity ₎ Continue to produce finest steels, refine the cleanest fuels and deliver the best products to the Midwest** ₎ New investments by world-class companies like BP, Pratt Industries, Alcoa Howmet, Urschel Labs and Monosol** ₎ Lakefront being revitalized through the Marquette Plan and assistance of the Regional Development Authority** Lake County, IN* Mkt. Rank Branches Deposits Share 1 First Bancshares, Inc. 28 $ 2,559,201 24.94% 2 JPMorgan Chase & Co. 19 2,055,209 20.03% 3 First Midwest Bancorp 14 1,103,746 10.76% 4 First Merchants Corporation 10 913,715 8.90% 5 Northwest Indiana Bancorp 15 823,788 8.03% Projected HHI & Pop. Change 2020-2025 6 First Financial Bancorp 8 759,383 7.40% 10.94% 7 Bank of Montreal 14 574,425 5.60% 9.87% 10.20% 8 Fifth Third Bancorp 11 499,095 4.86% 9 AMB Financial Corp 5 190,578 1.86% 3.27% 10 PNC Financial Services Group 4 187,715 1.83% 2.02% Market Total 145 $10,262,262 -0.24% *SNL Financial FDIC Summary of Deposits as of June 30, 2019 U.S. Indiana Lake County **www.nwiforum.org/nwi-becoming-an-economic powerhouse HHI Pop. 17

Fort Wayne Market ₎ 2nd Largest MSA in the State of Indiana Notable Major Employers ₎ Diversified economy (manufacturing, health care, retail trade, food services) ₎ Attractive location for businesses to locate and expand – located between the Chicago, Detroit, Dayton, Toledo and Indianapolis metro areas ₎ Fort Wayne-Allen County economic engine of the Northeast Indiana region ₎ #1 place to raise a family (2017, SmartAsset.com) Allen County, IN* Mkt. Rank Branches Deposits Share 1 JP Morgan Chase & Co. 12 1,276,476 20.42% 2 Lakeland Financial Corp. 5 894,320 14.31% 3 PNC Financial Services Group 11 719,618 11.51% 4 First Merchants Corporation 8 635,312 10.16% Projected HHI & Pop. Change 2020-2025 5 Flagstar Bancorp 13 527,350 8.44% 6 Old National Bancorp 5 514,046 8.22% 10.94% 10.70% 9.87% 7 STAR Financial Group, Inc. 9 465,735 7.45% 8 1st Source Corp. 8 393,564 6.30% 3.11% 9 Fifth Third Bancorp 7 279,488 4.47% 3.27% 2.02% 10 First Defiance Financial 3 99,128 1.59% Market Total 97 $ 6,250,828 U.S. Indiana Allen County HHI Pop. *SNL Financial FDIC Summary of Deposits as of June 30, 2019 18

Columbus, Ohio Market ₎ Second-most populous county in Ohio Notable Major Employers ₎ Within 600 miles of 60% of All U.S. and Canadian Population ₎ Ranked 2nd in CNBC’s 2010 study of state transportation systems for its infrastructure, vitality, quality roads, and ability to cost-effectively ship goods by land, air, and water** ₎ Home to Ohio State University Franklin County, OH* Mkt. Rank Branches Deposits Share 1 Huntington Bancshares 57 $ 21,259,940 42.58% 2 JP Morgan Chares & Co 51 11,806,056 23.65% 3 PNC Financial Services Group 40 4,801,164 9.62% 4 Fifth Third Bancorp 38 4,692,684 9.40% 5 Key Corp 21 1,357,761 2.72% 6 U.S. Bancorp 33 1,224,166 2.45% Projected HHI & Pop. Change 2020-2025 7 Heartland Bancorp 15 769,022 1.54% 8 First Merchants Corporation 9 607,718 1.22% 9.87% 10.18% 9 Wells Fargo & Co 1 579,729 1.16% 8.72% 10 First Financial Bancorp 5 512,166 1.03% 4.66% 3.27% Market Total 319 $ 49,928,406 0.96% *SNL Financial FDIC Summary of Deposits as of June 30, 2019 U.S. Ohio Franklin County **http://jobs-ohio.com/manufacturing/ HHI Pop. 19

Monroe, Michigan Market Notable Major Employers ₎ Monroe is located on the western shore of Lake Erie, approximately 14 miles north of Toledo, Ohio and 25 miles south of Detroit ₎ Michigan is within 500 miles of nearly half the U.S. and Canadian population and commerce centers providing unparalleled access to market ₎ $500 Million in trade crosses between Michigan and Canada daily via the Ambassador Bridge, the busiest border crossing in North America ₎ Michigan’s cost of living is 10% below the national average and ranks as the fourth most affordable state in the country Monroe County, MI* Mkt. Rank Branches Deposits Share 1 First Merchants Corporation 14 $ 1,005,960 48.66% 2 Huntington Bancshares 4 366,202 17.71 3 Fifth Third Bancorp 3 243,611 11.78% 4 KeyCorp 3 164,865 7.97% Projected HHI & Pop. Change 2020-2025 5 PNC Financial Services Group 2 163,628 7.91% 6 Old National Bancorp 1 64,881 3.14% 7 Flagstar Bancorp 1 38,283 1.85% 11.63% 9.87% 8 Citizens Financial Group 1 19,936 .96% 8.19% Market Total 29 $ 2,067,366 3.27% 0.86% *SNL Financial FDIC Summary of Deposits as of June 30, 2019 0.41% U.S. Michigan Monroe County HHI Pop. 20

Growth Through Acquisition Experienced Acquirer Expand in Current High-Growth Markets Extend into Additional High-Growth Markets Add to Franchise with Stable Deposit Gathering Markets 21

Acquisition Experience 22

First Merchants Acquisition Process Continuous Relationship Building Complete and Thorough Due Diligence Process Demonstrated Pricing Discipline Detailed Project Management Integration Process Scalable Technology and Operations Center Achieve Announced Financial Return Targets 23

Operational Delivery Highlights Strategic differentiator in support of growth and scalability Operational services execution “hub” focusing on value creation Functional focus: Operations Project Management Technology Risk Management Vendor Management Credit Administration Located on the interstate less than 30 minutes north of Indianapolis 130,000+ square feet of flexible space Strategic Vendor Partners 24

Operational Delivery Highlights Customer, Digital Channel & Transaction Activity Retail Households: 182,956 Online Banking/Digital Channel Cash Management Annual Volume • Consumer: 85K Users • Automated Clearing House (ACH) • 1.5M logins monthly • # Originated: 2.5M Items ($8B) • 14K bill pay users • # Received: 14M Items ($23B) • 90K bill payment transactions monthly ($30M) • Mobile: 53K Users • Domestic Wires • 24.5 average logins per user, per month • # Originated: 42K Items ($21B) • 14K mobile deposits per month • # Received: 43K Items ($27B) • Business: 9.9K Users • International Wires • 13% use ACH/Wire/Positive Pay • # Originated: 1K Items ($35M) • # Received: 159 Items ($2.6M) • Total ATMS: 164 + 25,000 MoneyPass ATMs Total Debit Cards Commercial Remote Deposit Capture • 199K active cards • 591 businesses using solution • 3.5M monthly card swipes • 143K deposits annually • $136M in monthly volume • 1.7M items deposited annually • $3.7B in total deposits 25

3rd Quarter 2019 Highlights Acquisition of MBT Financial Corporation Completed on September 1, 2019 $36.8 Million of Net Income, or $0.71 Per Share Acquisition Expense Totaled $11.2 Million, or $0.17 Per Share Total Assets of $12.3 Billion; Grew by 25.9% over 3Q 2018 Annualized Organic Loan Growth of 3.1% Annualized Organic Deposit Growth of 16.4% $21.26 TBV Per Share; 15% Annualized Increase since 4Q 2018 26

Total Assets ($ in Millions) 2017 2018 Q1-’19 Q2-’19 Q3-’19 1. Investments $1,561 $1,633 $ 1,863 $ 2,093 $ 2,489 2. Loans 6,758 7,229 7,303 7,517 8,307 3. Allowance (75) (81) (81) (81) (81) 4. Goodwill & Intangibles 477 470 468 467 580 5. BOLI 224 225 226 226 287 6. Other 422 409 432 516 743 7. Total Assets $9,367 $9,885 $10,211 $10,738 $12,325 Annualized Asset Growth 5.5% 32.9% 1 1 Annualized from December 31, 2018 27

Loan Yield and Detail (as of September 30, 2019) QTD Yield = 5.28% Commercial Agricultural Agricultural Real Estate Construction Land & Public YTD Yield = 5.30% Land Production Non-Owner Land Development Finance/Other Total Loans = $8.3 Billion 2.9% 1.1% Occupied 8.1% Commercial 24.2% 5.7% Variable = $5.4 Billion Residential Fixed = $2.9 Billion Mortgage 14.0% Home Equity 7.2% LIBOR- Based 34% Other Prime- Consumer Based Commercial 1.6% 18% Real Estate Owner-Occupied 10.7% Commercial & Industrial Fixed Rate 24.5% Other 35% Variable Rates 13% 28

CRE Loan Concentration First Merchants Results in Relation to FDIC Guidelines FDIC GUIDELINES TO IDENTIFY INSTITUTIONS POTENTIALLY EXPOSED TO CRE RISK: Guideline 1: Total loans for construction, land development, and other land representing 100% or more of total capital Guideline 2: Total CRE loans representing 300% or more of total capital AND a CRE portfolio that has increased 50% or more during the prior 36 months GUIDELINE #1 GUIDELINE #2 3Q2019 3Q2019 2Q2019 2Q2019 1Q2019 1Q2019 End End - - 4Q2018 4Q2018 3Q2018 3Q2018 Quarter Quarter 2Q2018 2Q2018 1Q2018 1Q2018 4Q2017 4Q2017 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 0.0% 100.0% 200.0% 300.0% 29

Investment Portfolio (as of September 30, 2019) Tax-Exempt Mortgage-Backed Municipals 45% Securities 33% $2.5 Billion Portfolio Modified duration of 4.7 years Tax equivalent yield of 3.22% Net unrealized gain of $75.8 Million Collateralized Corporate Mortgage Obligations U. S. Obligations 1% Agencies 17% 4% 30

Total Liabilities and Capital ($ in Millions) 2017 2018 Q1-’19 Q2-’19 Q3-’19 1. Customer Non-Maturity Deposits $5,741 $6,268 $ 6,439 $ 6,668 $ 7,993 2. Customer Time Deposits 1,051 1,241 1,375 1,450 1,543 3. Brokered Deposits 381 246 234 201 229 Total Deposits 7,173 7,755 8,048 8,319 9,765 4. Borrowings 701 538 481 659 551 5. Other Liabilities 57 51 92 124 126 6. Hybrid Capital 133 133 134 134 134 7. Common Equity 1,303 1,408 1,456 1,502 1,749 8. Total Liabilities and Capital $9,367 $9,885 $10,211 $10,738 $12,325 31

Deposit Detail (as of September 30, 2019) Certificates & QTD Cost = 1.33% Time Deposits Certificates & >$100,000 Time Deposits YTD Cost = 1.29% 8% <$100,000 Savings 8% Total = $9.8 Billion Deposits 29% Brokered Deposits 2% Demand Deposits 53% 32

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 9.00%) 15.00% 14.71% 14.61% 14.56% 14.37% 14.25% 13.81% 14.00% 13.76% 13.69% 13.69% 13.00% 12.12% 12.14% 11.98% 12.05% 12.00% 11.64% 11.21% 11.03% 11.00% 11.04% 11.00% 10.14% 10.07% 9.97% 9.95% 10.00% 9.55% 9.39% 9.30% 9.32% 9.36% 9.00% 8.00% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 33

Net Interest Margin Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Q1 - '19 Q2 - '19 Q3 - '19 Net Interest Income - FTE ($ millions) $ 78.9 $ 83.5 $ 82.5 $ 87.2 $ 89.2 $ 90.7 $ 87.8 $ 88.4 $ 92.3 Fair Value Accretion $ 3.2 $ 4.1 $ 3.2 $ 3.8 $ 3.2 $ 3.9 $ 2.3 $ 2.2 $ 2.5 Tax Equivalent Yield on Earning Assets 4.56% 4.67% 4.57% 4.74% 4.88% 4.97% 4.89% 4.86% 4.77% Interest Expense/Average Earning Assets 0.53% 0.57% 0.65% 0.75% 0.83% 0.93% 1.05% 1.15% 1.15% Net Interest Margin 4.03% 4.10% 3.92% 3.99% 4.05% 4.04% 3.84% 3.71% 3.62% Fair Value Accretion Effect 0.17% 0.20% 0.15% 0.18% 0.15% 0.17% 0.09% 0.09% 0.10% $94 4.20% $90 4.10% 4.03% 4.05% 4.04% 4.00% $86 3.99% $82 3.92% 3.80% $78 3.84% $74 3.71% 3.60% 3.62% $70 $66 3.40% $62 3.20% $58 $54 3.00% Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Q1 - '19 Q2 - '19 Q3 - '19 Net Interest Income - FTE ($ millions) Net Interest Margin 34

Non-Interest Income ($ in Millions) 2017 2018 Q1-’19 Q2-’19 Q3-’19 1. Service Charges on Deposit Accounts $ 18.7 $ 21.0 $ 5.1 $ 5.4 $ 6.1 2. Wealth Management Fees 14.7 14.9 3.8 3.9 4.4 3. Card Payment Fees 16.1 18.0 4.8 4.9 5.2 4. Gains on Sales of Mortgage Loans 7.6 7.0 1.3 1.7 2.2 5. Derivative Hedge Fees 2.0 2.5 0.8 1.5 1.7 6. Other Customer Fees 1.7 1.9 0.5 0.3 0.5 7. Cash Surrender Value of Life Ins 6.6 4.2 1.0 0.9 1.1 8. Gains on Sales of Securities 2.6 4.3 1.1 1.9 0.4 9. Other 1.0 2.7 0.3 1.1 0.5 10. Total Non-Interest Income $71.0 $76.5 $18.7 $21.6 $22.1 35

Private Wealth Advisors

Delivers broad advisory capabilities and expertise through local, engaged and empowered leaders

Business lines include:
- Investment Management – Personal and Institutional
- Retirement Plan Services
- Fiduciary Administration
- Private Banking
- First Merchants Investment Services (not reflected below)

- Integrated assets of Monroe Bank and Trust included in asset levels – strong mix of Agency, IRA and Fiduciary business
- Private Banking continuing to drive expansion of existing client relationships in established markets and new client acquisition in growth markets
- Benefitting from business owner liquidity events as succession plans are executed
- Expansion of advisory capabilities driving asset retention and expansion



Total Assets
(excludes First Merchants Investment Services)
Assets $ (in Billions)
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.80
$1.17
$2.04
$1.25
$2.68
$1.79
$2.72
$1.70
$3.66
$2.53
12/31/2015
12/31/2016
12/31/2017
12/31/2018
9/30/2019
Total Assets
Total Assets Under Management



Total Revenue (in Millions $)
(excludes First Merchants Investment Services)
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$9.20
$6.66
$9.82
$7.29
$11.59
$8.78
$16.08
$2.93
$13.13
$10.20
$4.15
$0.90
$3.24
$2.43
$4.62
$1.21
$3.41
$2.77
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
12/31/2015
12/31/2016
12/31/2017
12/31/2018
Annual Revenues (LHS)
3Q18
3Q19
Quarterly Revenues (RHS)
Total Fee Revenue
Net Interest Income
Core Fee Revenue

First Merchants Corporation

36

Mortgage Banking Key component of Fee Income Mortgage Banking Revenue 8 ₎ Mortgage Production for sale and $7.56M $7.0M $7.01M 7 portfolio via commissioned and $6.5M salaried loan originators 6 ₎ Strong loan origination teams in high-growth areas of Indianapolis 5 and Columbus, OH 4 ₎ Centralized underwriting and processing 3 $5.88M $6.24M $6.46M $5.62M ₎ Strong connectivity with retail 2 branches ₎ Majority of the pipeline is driven 1 by purchase business 0 ₎ 12/31/2018 YTD 1868 mortgages 2015 2016 2017 2018 for $357M in volume Servicing fees Gain on Sale 37

Non-Interest Expense ($ in Millions) 2017 2018 Q1-’19 Q2-’19 Q3-’19 1. Salary & Benefits $119.8 $131.7 $33.0 $32.7 $38.9 2. Premises & Equipment 30.1 32.7 8.7 8.6 8.8 3. Intangible Asset Amortization 5.6 6.7 1.5 1.5 1.4 4. Professional & Other Outside Services 12.8 8.2 1.9 2.4 8.3 5. OREO/Credit-Related Expense 1.9 1.5 1.2 0.9 0.3 6. FDIC Expense 2.6 2.9 0.7 0.7 (0.7) 7. Outside Data Processing 12.2 13.2 3.7 3.9 4.4 8. Marketing 3.7 4.7 1.1 2.7 1.3 9. Other 16.9 18.4 4.8 4.2 4.6 10. Total Non-Interest Expense $ 205.6 $ 220.0 $56.6* $57.6* $67.3* *Includes acquisition-related expenses of $0.2 in Q1-’19; $0.5 in Q2-’19; and $11.2 in Q3-’19 38

Earnings ($ in Millions) 2017 2018 Q1-’19 Q2-’19 Q3-’19 1. Net Interest Income $ 277.3 $ 338.8 $84.9 $85.3 $88.9 2. Provision for Loan Losses (9.1) (7.2) (1.2) (0.5) (0.6) 3. Net Interest Income after Provision 268.2 331.6 83.7 84.8 88.3 4. Non-Interest Income 71.0 76.5 18.7 21.6 22.1 5. Non-Interest Expense (205.6) (220.0) (56.6) (57.6) (67.3) 6. Income before Income Taxes 133.6 188.1 45.8 48.8 43.1 7. Income Tax Expense (37.5) (29.0) (6.9) (7.7) (6.3) 8. Net Income Avail. for Distribution $ 96.1 $ 159.1 $38.9 $41.1 $36.8 9. EPS $ 2.12 $ 3.22 $0.78 $0.83 $0.711 10. Efficiency Ratio 54.56% 50.21% 51.18% 51.00% 57.60% 2 1Acquisition-related expenses reduced EPS by $0.17 2Acquisition-related expenses increased the Efficiency Ratio by 9.77% 39

Per Share Results 2018 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .74 $ .80 $ .83 $ .85 $ 3.22 2. Dividends $ .18 $ .22 $ .22 $ .22 $ .84 3. Tangible Book Value $17.14 $17.71 $18.16 $19.12 2019 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .78 $ .83 $ .71 1 – $2.32 2. Dividends $ .22 $ .26 $ .26 – $ .74 3. Tangible Book Value $20.07 $21.01 $21.26 1Acquisition-related expenses reduced EPS by $0.17 40

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value .26 0.26 0.24 $21.26 .22 0.22 $19.12 0.20 .18 $16.96 0.18 $15.85 $14.68 .15 0.16 .14 $13.65 0.14 $12.17 $10.95 .11 0.12 $9.21 $9.64 0.10 .08 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 2.76% Forward Dividend Yield Compound Annual Growth Rate of 10.03% Equals 31.9% Dividend Payout Ratio 41

Asset Quality Summary Change ($ in Millions) FMB Linked Quarter 1 1 186.12017 2018 Q1-'19 Q2-'19 Q3-'19 MBT Q3-'19 $ $ % 1. Non-Accrual Loans $ 28.7 $ 26.1 $ 28.0 $ 25.6 $ 17.2 $ 5.5 $ 22.7 $ (8.4) $ (2.9) (11.3%) 2. Other Real Estate 10.4 2.2 1.9 1.1 7.0 0.1 7.1 5.9 6.0 545.5% 3. Renegotiated Loans 1.0 1.1 0.7 0.7 0.6 - 0.6 (0.1) (0.1) (14.3%) 4. 90+ Days Delinquent Loans 0.9 1.9 0.1 0.2 0.1 - 0.1 (0.1) (0.1) (50.0%) 5. Total NPAs & 90+ Days Delinquent $ 41.0 $ 31.3 $ 30.7 $ 27.6 $ 24.9 $ 5.6 $ 30.5 $ (2.7) $ 2.9 10.5% 6. Total NPAs & 90+ Days/Loans & ORE 0.6% 0.4% 0.4% 0.4% 0.3% 0.8% 0.4% 7. Classified Assets $153.1 $173.2 $169.6 $170.7 $ 176.6 $ 14.6 $ 191.2 $ 5.9 $ 20.5 12.0% 1 Excludes acquired MBT loans 42

ALLL and Fair Value Summary ($ in Millions) Q4-'18 Q1-'19 Q2-'19 Q3-'19 1. Beginning Allowance for Loan Losses (ALLL) $ 78.4 $ 80.6 $ 80.9 $ 81.3 2. Less: Net Charge-offs (Recoveries) (0.5) 0.9 0.1 1.3 3. Add: Provision Expense 1.7 1.2 0.5 0.6 4. Ending Allowance for Loan Losses (ALLL) $ 80.6 $ 80.9 $ 81.3 $ 80.6 5. Specific Reserves $ 1.9 $ 1.6 $ 2.3 $ 2.3 6. ALLL/Non-Accrual Loans 308.1% 289.5% 317.0% 354.5% 7. ALLL/Non-Purchased Loans 1.26% 1.24% 1.19% 1.16% 8. ALLL/Loans 1.11% 1.11% 1.08% 0.97% 9. Fair Value Adjustment (FVA) $ 30.0 $ 27.8 $ 25.6 $ 41.3 10. Total ALLL plus FVA 110.6 108.7 106.8 121.9 11. Purchased Loans plus FVA 874.3 809.9 732.5 1,410.3 12. FVA/Purchased Loans plus FVA 3.44% 3.43% 3.49% 2.93% 100% 90% 80% Cumulative 53.1% Loan Income 70% 60% 16.0% Cumulative 50% Offset Charge- 40% Offs 30% Remaining 30.9% Fair Value 20% Adjustment 10% 0% 2012 2013 2014 2015 2016 2017 2018 Q1-'19 Q2-'19 Q3-'19 43

Total Return Performance Total Return Percentage Return Total 44

Strategy and Tactics Overview Looking Forward… Integration of Monroe Bank & Trust in the 4Q 2019 Grow Net Interest Income, Despite Margin Pressure Maintain Loan and Deposit Pricing Discipline Leverage Balance Sheet Position. . . Liquidity and Capital Optimization Sustain Organic Growth Protocol. Manage Market Presence, Core Banking Business Margin and Fee Generation Expand Company-Wide Corporate Social Responsibility Program 45

Why Invest in First Merchants? High Performance Financial Metrics Attractive Long-Term Deposit Market Shares Commercial Presence that Creates a Client Preference Successful Acquisition and Integration Track Record Focused on Providing Sustainable Shareholder Value 46

Research Coverage 47

First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME Additional information can be found at www.firstmerchants.com Investor Inquiries: Nicole Weaver, Investor Relations 765.521.7619 nweaver@firstmerchants.com 48

Appendix

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	1,283,120	1,303,463	1,313,073	1,340,328	1,361,426	1,408,260	1,455,848	1,501,636	1,749,012
Adjust for Accumulated Other Comprehensive (Income) Loss	6,358	3,534	21,725	24,868	35,409	21,422	1,595	(14,602)	(25,648)
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	65,864	65,919	65,975	66,030	66,086	66,141	66,197	66,252	66,308
Less: Tier 1 Capital Deductions	-	-	-	-	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(462,080)	(464,066)	(467,518)	(466,063)	(464,658)	(463,525)	(462,202)	(460,885)	(570,098)
Less: Disallowed Deferred Tax Assets	-	-	(2,594)	(2,104)	(1,111)	-	(4,037)	(2,587)	(3,460)
Total Tier 1 Capital (Regulatory)	$ 893,137	$ 908,725	$ 930,536	$ 962,934	$ 997,027	$ 1,032,173	$ 1,057,276	$ 1,089,689	$ 1,215,989
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	73,354	75,032	76,420	77,543	78,406	80,552	80,902	81,274	80,571
Total Risk-Based Capital (Regulatory)	$ 1,031,491	$ 1,048,757	$ 1,071,956	$ 1,105,477	$ 1,140,433	$ 1,177,725	$ 1,203,178	$ 1,235,963	$ 1,361,560
Net Risk-Weighted Assets (Regulatory)	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666	$ 8,001,191	$ 8,060,882	$ 8,176,677	$ 8,491,188	$ 9,474,126
Total Risk-Based Capital Ratio (Regulatory)	**13.76%**	**13.69%**	**13.69%**	**13.81%**	**14.25%**	**14.61%**	**14.71%**	**14.56%**	**14.37%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 893,137	$ 908,725	$ 930,536	$ 962,934	$ 997,027	$ 1,032,173	$ 1,057,276	$ 1,089,689	$ 1,215,989
Less: Qualified Capital Securities	(65,864)	(65,919)	(65,975)	(66,030)	(66,086)	(66,141)	(66,197)	(66,252)	(66,308)
Add: Additional Tier 1 Capital Deductions	-	-	-	-	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 827,273	$ 842,806	$ 864,561	$ 896,904	$ 930,941	$ 966,032	$ 991,079	$ 1,023,437	$ 1,149,681
Net Risk-Weighted Assets (Regulatory)	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666	$ 8,001,191	$ 8,060,882	$ 8,176,677	$ 8,491,188	$ 9,474,126
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.03%**	**11.00%**	**11.04%**	**11.21%**	**11.64%**	**11.98%**	**12.12%**	**12.05%**	**12.14%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

First Merchants Corporation

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Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19
Total Stockholders' Equity (GAAP)	$ 1,283,120	$ 1,303,463	$ 1,313,073	$ 1,340,328	$ 1,361,426	$ 1,408,260	$ 1,455,848	$ 1,501,636	$ 1,749,012
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)	(469,784)	(468,256)	(466,736)	(579,751)
Tangible Common Equity (non-GAAP)	$ 804,437	$ 826,835	$ 838,171	$ 867,144	$ 889,892	$ 938,351	$ 987,467	$ 1,034,775	$ 1,169,136
Total Assets (GAAP)	$ 9,049,403	$ 9,367,478	$ 9,472,796	$ 9,734,715	$ 9,787,282	$ 9,884,716	$ 10,210,925	$ 10,737,857	$ 12,325,061
Less: Intangible Assets	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)	(469,784)	(468,256)	(466,736)	(579,751)
Tangible Assets (non-GAAP)	$ 8,570,845	$ 8,890,975	$ 8,998,019	$ 9,261,656	$ 9,315,873	$ 9,414,932	$ 9,742,669	$ 10,271,121	$ 11,745,310
Tangible Common Equity Ratio (non-GAAP)	**9.39%**	**9.30%**	**9.32%**	**9.36%**	**9.55%**	**9.97%**	**10.14%**	**10.07%**	**9.95%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	4Q16	4Q17	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 1,303,463	$ 1,313,073	$ 1,340,328	$ 1,361,426	$ 1,408,260	$ 1,455,848	$ 1,501,636	$ 1,749,012
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(476,503)	(474,777)	(473,059)	(471,409)	(469,784)	(468,256)	(466,736)	(579,751)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	5,930	6,788	6,043	5,690	5,351	5,017	4,703	4,391	7,627
Tangible Common Equity, Net of Tax (non-GAAP	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 833,623	$ 844,214	$ 872,834	$ 895,243	$ 943,368	$ 992,170	$ 1,039,166	$ 1,176,763
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	49,158,238	49,243,096	49,280,188	49,304,542	49,349,800	49,428,468	49,456,594	55,345,672
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 17.14**	**$ 17.71**	**$ 18.16**	**$ 19.12**	**$ 20.07**	**$ 21.01**	**$ 21.26**

First Merchants Corporation

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Appendix – Non-GAAP Reconciliation

EFFICIENCY RATIO (dollars in thousands):

	2017	2018	1Q19	2Q19	3Q19
Non Interest Expense (GAAP)	$ 205,556	$ 219,951	$ 56,621	$ 57,587	$ 67,354
Less: Intangible Asset Amortization	(5,647)	(6,719)	(1,528)	(1,520)	(1,356)
Less: OREO and Foreclosure Expenses	(1,903)	(1,470)	(1,165)	(903)	(294)
Adjusted Non Interest Expense (non-GAAP)	198,006	211,762	53,928	55,164	65,704
Net Interest Income (GAAP)	277,284	338,857	84,866	85,278	88,932
Plus: Fully Taxable Equivalent Adjustment	17,270	10,732	2,930	3,109	3,412
Net Interest Income on a Fully Taxable Equivalent Basis (non-GA	294,554	349,589	87,796	88,387	92,344
Non Interest Income (GAAP)	71,009	76,459	18,713	21,614	22,116
Less: Investment Securities Gains (Losses)	(2,631)	(4,269)	(1,140)	(1,843)	(393)
Adjusted Non Interest Income (non-GAAP)	68,378	72,190	17,573	19,771	21,723
Adjusted Revenue (non-GAAP)	362,932	421,779	105,369	108,158	114,067
Efficiency Ratio (non-GAAP)	**54.56%**	**50.21%**	**51.18%**	**51.00%**	**57.60%**

FORWARD DIVIDEND YIELD

	3Q19
Most recent quarter's dividend per share	$ 0.26
Most recent quarter's dividend per share - Annualized	$ 1.04
Stock Price at 9/30/19	$ 37.64
Forward Dividend Yield	**2.76%**

DIVIDEND PAYOUT RATIO

	2019 YTD
Dividends per share	$ 0.74
Earnings Per Share	$ 2.32
Dividend Payout Ratio	**31.9%**

First Merchants Corporation

52

Appendix – Non-GAPP Reconciliation

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2017	2018	1Q19	2Q19	3Q19
Total Risk-Based Capital (Subsidiary Bank Only)					
Total Stockholders' Equity (GAAP)	$ 1,404,303	$ 1,456,220	$ 1,487,947	$ 1,513,662	$ 1,764,062
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	763	19,031	(908)	(17,357)	(28,403)
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(463,618)	(463,076)	(461,754)	(460,436)	(569,648)
Less: Disallowed Deferred Tax Assets	-	-	(4,119)	(2,429)	(2,917)
Total Tier 1 Capital (Regulatory)	941,323	1,012,050	1,021,041	1,033,315	1,162,969
Allowance for Loan Losses includible in Tier 2 Capital	75,032	80,552	80,902	81,274	80,571
Total Risk-Based Capital (Regulatory)	$ 1,016,355	$ 1,092,602	$ 1,101,943	$ 1,114,589	$ 1,243,540
Construction, Land and Land Development Loans	$ 612,219	$ 545,729	$ 542,501	$ 624,548	$ 670,138
Concentration as a % of the Bank's Risk-Based Capital	**60%**	**50%**	**49%**	**56%**	**54%**
Construction, Land and Land Development Loans	$ 612,219	$ 545,729	$ 542,501	$ 624,548	$ 670,138
Investment Real Estate Loans	1,617,943	1,865,544	1,887,995	1,865,396	2,012,430
Total Construction and Investment RE Loans	$ 2,230,162	$ 2,411,273	$ 2,430,496	$ 2,489,944	$ 2,682,568
Concentration as a % of the Bank's Risk-Based Capital	**219%**	**221%**	**221%**	**223%**	**216%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	4Q18	1Q19	2Q19	3Q19
Loans Held for Sale (GAAP)	$ 4,778	$ 3,330	$ 5,854	$ 7,910
Loans (GAAP)	7,224,467	7,299,320	7,511,370	8,299,260
Total Loans	7,229,245	7,302,650	7,517,224	8,307,170
Less: Purchased Loans	(844,224)	(782,114)	(706,916)	(1,369,063)
Non-Purchased Loans (non-GAAP)	$ 6,385,021	$ 6,520,536	$ 6,810,308	$ 6,938,107
Allowance for Loan Losses (GAAP)	$ 80,552	$ 80,902	$ 81,274	$ 80,571
Fair Value Adjustment (FVA) (GAAP)	30,054	27,768	25,545	41,265
Allowance plus FVA (non-GAAP)	$ 110,606	$ 108,670	$ 106,819	$ 121,836
Purchased Loans (GAAP)	$ 844,224	$ 782,114	$ 706,916	$ 1,369,063
Fair Value Adjustment (FVA) (GAAP)	30,054	27,768	25,545	41,265
Purchased Loans plus FVA (non-GAAP)	$ 874,278	$ 809,882	$ 732,461	$ 1,410,328
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.26%**	**1.24%**	**1.19%**	**1.16%**
FVA as a Percentage of Purchased Loans plus FVA (non-GAAP)	**3.44%**	**3.43%**	**3.49%**	**2.93%**

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